Acquisitions Acquisitions	3 Months Ended
Mar. 31, 2013
Acquisitions [Abstract]
Acquisitions
Acquisitions

On April 1, 2011, EarthLink completed its acquisition of One Communications Corp. (“One Communications”), a privately-held integrated telecommunications solutions provider serving customers in the northeast, mid-Atlantic and upper midwest sections of the United States. The fair value of consideration transferred was $39.9 million which consisted of $20.0 million in cash and $19.9 million for the issuance of EarthLink common stock. The assets acquired and liabilities assumed of One Communications were recognized at their acquisition date fair values, which included $87.4 million of goodwill. Approximately 59% of the goodwill is deductible for income tax purposes.
Pursuant to the terms of the merger agreement, the aggregate merger consideration included $13.5 million (combination of cash and approximately 0.8 million shares of common stock) deposited into an escrow account to secure potential post-closing adjustments to the aggregate consideration relating to working capital and other similar adjustments. As of December 31, 2012, approximately $1.4 million of cash and 0.2 million shares of common stock valued at $1.4 million had been returned to EarthLink. During the three months ended March 31, 2013, an arbitrator made a final decision with respect to the post-closing working capital adjustments. Pursuant to the arbitrator's decision, the Company will receive an additional $1.9 million of cash and 0.2 million shares of common stock valued at $1.3 million from the escrow account.